Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT
This Amendment No. 1 to Term Loan Credit Agreement (this “Amendment”), is dated as of March 28, 2016 (the “First Amendment Effective Date”) and is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower identified as guarantors (the “Guarantors”), the undersigned lenders party to the Credit Agreement described below, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
INTRODUCTION
A.    Reference is made to the Term Loan Credit Agreement dated as of February 17, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and the Administrative Agent.
B.    The Borrower desires to amend the Credit Agreement to extend the period of time in which the Borrower may satisfy the Real Estate Collateral Requirement.
C.    The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions set forth in this Amendment.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Amendment to Credit Agreement. Section 6.12(g) of the Credit Agreement is hereby amended in its entirety to read as follows:
(g)    With respect to any Mortgage delivered covering any of the Material Real Property or Salt Water Disposal Assets identified in Schedule 5.08, satisfy the Real Estate Collateral Requirement within 60 days of the delivery of such Mortgage, except that the Borrower will not be required to deliver a title policy with respect to (i) any Salt Water Disposal Asset that is determined by the Title Company to be uninsurable due to the nature of the Borrower’s interest in such Salt Water Disposal Asset or (ii) any Salt Water Disposal Asset for which the issuance of a title policy requires documentation from a third party that has been requested but has not been delivered after the Borrower has used commercially reasonable efforts (without the expenditure of funds) to obtain such documentation.
Section 3.    Representations and Warranties. The Loan Parties each represent and warrant that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and (d) no Default or Event of Default exists under the Loan Documents after giving effect to this Amendment.
Section 4.    Effect on Credit Documents. Except as amended hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Loan Parties acknowledge and agree that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.
Section 5.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the Administrative Agent’s receipt of counterparts of this Amendment (which may be by electronic transmission) executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
Section 6.    Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.
Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.
Section 9.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the first date above written.
BORROWER:
BASIC ENERGY SERVICES, INC.
By:/s/Alan Krenek
Name: Alan Krenek

Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
GUARANTORS:
ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC ENERGY SERVICES GP, LLC
BASIC ESA, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
LEBUS OIL FIELD SERVICE CO.
MAVERICK COIL TUBING SERVICES, LLC
MAVERICK SOLUTIONS, LLC
MAVERICK STIMULATION COMPANY, LLC
MAVERICK THRU-TUBING SERVICES, LLC
MCM HOLDINGS, LLC
MSM LEASING, LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SCH DISPOSAL, L.L.C.
SLEDGE DRILLING CORP.
TAYLOR INDUSTRIES, LLC
THE MAVERICK COMPANIES, LLC
XTERRA FISHING & RENTAL TOOLS CO.

By: /s/Alan Krenek
Name:    Alan Krenek

Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
BASIC ENERGY SERVICES, L.P.

By: Basic Energy Services GP, LLC, its sole general partner

By: Basic Energy Services, Inc., its sole member

By: /s/Alan Krenek
Name:    Alan Krenek

Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
BASIC ENERGY SERVICES LP, LLC

By: /s/Jerry Tufly
Name:    Jerry Tufly
Title:    Sole Manager and President
ADMINISTRATIVE AGENT AND LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/James A. Hanley
Name: James A. Hanley
Title: Vice President
WEST STREET ENERGY PARTNERS, L.P., as a Lender

By:	Broad Street Energy Advisors, L.L.C., its General Partner
By: /s/Ken Pontarelli
Name: Ken Pontarelli
Title: Vice President
BALIUS CAYMAN L.P., as a Lender

By:	Broad Street Energy Advisors, L.L.C., its General Partner
By: /s/Ken Pontarelli
Name: Ken Pontarelli
Title: Vice President
RIVERSTONE VI BASIC HOLDINGS, L.P., as a Lender

By:	RIVERSTONE ENERGY PARTNERS VI, L.P., its general partner

By:	RIVERSTONE ENERGY GP VI, LLC, its general partner
By: /s/Thomas J. Walker
Name: Thomas J. Walker
Title: Managing Director